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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 23, 2005
SIMMONS BEDDING COMPANY
(formerly known as Simmons Company)

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-113861	13-3875743

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800, Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.
On August 23, 2005, the Company issued a press release announcing the appointment of Joseph A. Paviglianti as president of its Sleep Country USA, Inc. retail operations. Mr. Paviglianti was previously vice president of sales and operations of the Company’s Sleep Country USA retail operations. Prior to joining Sleep Country, Mr. Paviglianti was divisional manager of the Rocky Mountain Division for Circuit City. Mr. Paviglianti began his retail career in 1981 with Montgomery Ward & Co. where he worked for 15 years, holding various management positions.
Item 9.01. Financial Statements and Exhibits.
(c)   Exhibits
                    Exhibit 99.1 Press release dated as of August 23, 2005.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS BEDDING COMPANY

By:	/s/ William S. Creekmuir

William S. Creekmuir
Executive Vice President and Chief Financial Officer
Date: August 26, 2005
EXHIBIT INDEX

Exhibit
Number	Exhibit Name
99.1	Press release dated as of August 3, 2005.

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